SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549
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                                    FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                    Date of Report (Date of Event Reported):
                                December 6, 1999
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                                   LYCOS, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
         (State or other jurisdiction of incorporation or organization)


         0-27830                                     04-3277338
-------------------------------       ----------------------------------------
  (Commission File Number)                (IRS Employer Identification No.)


                             400-2 Totten Pond Road
                                Waltham, MA 02451
                    (Address of principal executive offices)
                                   (Zip Code)


        Registrant's telephone number, including area code (781) 370-2700

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Item 5.  Certain Events.


          On December 6, 1999, Lycos, Inc. ("Lycos") acquired Quote.com, Inc. ("Quote.com"). The acquisition was completed through the merger (the "Merger") of Quicksilver Acquisition Corp., a wholly owned subsidiary of Lycos ("Quicksilver"), with and into Quote.com, with Quote.com surviving the Merger as a wholly owned subsidiary of Lycos. The Merger was completed in accordance with the terms of the Agreement and Plan of Merger dated as of September 2, 1999 (the "Merger Agreement"), among Lycos, Quote.com and Quicksilver.

          In the Merger, all outstanding shares of Quote.com capital stock and warrants to purchase Quote.com capital stock were converted into 1,369,624 shares of Lycos common stock. Under the terms of the Merger Agreement and the related Indemnification and Escrow Agreement, dated as of November 5, 1999, an aggregate of 158,576 shares of Lycos common stock will be held in escrow for the purpose of indemnifying Lycos against losses resulting from breaches of the representations and warranties of Quote.com set forth in the Merger Agreement. The escrow will expire on December 6, 2000.

          In connection with the transaction, certain shareholders of Quote.com agreed to vote in favor of the Merger and to enter into the Indemnification and Escrow Agreement in accordance with the terms of the Shareholders Agreement dated as of September 2, 1999.

          The summary of the transaction set forth above is qualified in its entirety by reference to the Merger Agreement, the Indemnification and Escrow Agreement and the Shareholders Agreement, which are filed as exhibits hereto and are incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (a) Financial statements of business acquired (to be filed as an amendment to this Form 8-K/A within 60 days of the date hereof).

     (b) Exhibits

2.1* Agreement and Plan of Merger, dated as of September 2, 1999, by and among Lycos, Inc., Quicksilver Acquisition Corp., Quote.com, Inc., and the stockholders of Quote.com, Inc.

2.2 Indemnification and Escrow Agreement, dated as of November 5, 1999, among Lycos, Inc., State Street Bank and Trust Company, the stockholders and Daniel Doyle

2.3* Shareholders Agreement, dated as of September 2, 1999, among Lycos, Inc.
     and Shareholders


     * Previously filed.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     LYCOS, INC.


Dated:  December 21, 1999            By:/s/ Edward M. Philip
                                        ------------------------
                                        Name: Edward M. Philip
                                        Title: COO & CFO